Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 20, 2009

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Ready Stacked
2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp	34-36	32	09/21/09
3	Hercules 173	173’ — MC, TD	GOM	Chevron	26-28	9	08/29/09
4	Hercules 200	200’ — MC, TD	GOM	Ready Stacked
5	Hercules 201	200’ — MC, TD	GOM	Stone	31-33	9	08/29/09
6	Hercules 202	200’ — MC, TD	GOM	Ready Stacked			08/31/09
				Hall Houston	31-33	27	09/27/09
7	Hercules 204	200’ — MC, TD	GOM	LLOG	38-40	4	08/24/09
8	Hercules 250	250’ — MS, TD	GOM	Warm Stacked
				Tana	64-66	2	08/22/09
9	Hercules 253	250’ — MS, TD	GOM	Tana	74-76	33	09/24/09
				Tana	64-66	90	12/23/09
10	Hercules 257	250’ — MS, TD	GOM	Ready Stacked
11	Hercules 350	350’ — ILC, TD	GOM	Ready Stacked
					Average	19	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for 35 days at $81-83K dayrate in September 2009 will be assigned to another rig
20	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
22	Hercules 251	250’ — MS, TD	GOM	Cold Stacked 04/09
23	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 20, 2009

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170’ — ILC	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Angola	Angola Drilling Company Ltd	149-151	505	01/07/11
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	58-60	68	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000.
5	Hercules 206	200’ — MC, TD	Mexico	PEMEX	61-63	88	11/16/09
6	Platform 3	Platform, TD	Mexico	PEMEX	62-64	102	11/30/09
7	Hercules 258	250’ — MS	India	ONGC	109-111	653	06/04/11
8	Hercules 260	250’ — ILC	India	ONGC			08/27/09	Leg repairs commenced July 24 at zero dayrate
					142-144	580	03/30/11
9	Hercules 208	200’ — MC	Malaysia	Murphy	109-111	736	08/26/11	Dayrate reduced to $54-56K for 28 days in July while undergoing top drive upgrades
10	Hercules 261	250’ — ILC	Saudi Arabia	Saudi Aramco	136-138	771	09/30/11
11	Hercules 262	250’ — ILC	Saudi Arabia	Saudi Aramco	127-129	771	09/30/11
					Average	389	days

12	Hercules 110	100’ — MC, TD	Trinidad	Cold Stacked 08/08				Sale of rig expected to close this month

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 20, 2009

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Samson	16-18	7	08/27/09
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
					Average	2	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
July 31, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	3	3	$18,339	62	67%	One vessel in drydock in July and August, one vessel transferring to International in September
190-215	5	3	13,859	109	100%	One vessel in drydock in July, two vessels in drydock in August, two vessels transferring to International in September
170	2	2	12,093	47	76%	One vessel transferring to International in September
140-150	6	6	8,323	116	62%	Three vessels in drydock in July and one vessel in drydock in August
120-130	14	13	6,027	186	46%	Six vessels in drydock in July and five vessels in drydock in August
105	15	13	4,919	329	82%	One vessel in drydock in July and August

Sub-total/Average	45	40	$8,152	849	68%

International
260	1	1	$48,762	4	13%
170-215	4	4	32,146	77	62%	One vessel in drydock in July
140-150	4	4	17,233	124	100%
120-130	7	7	11,751	126	58%
105	4	4	9,529	49	40%

Sub-total/Average	20	20	$17,776	380	61%

Total/Average	65	60	$11,127	1,229	66%
Note: The company intends to mobilize the 230’ class Tiger Shark, the 200’ class Cutlassfish and Creole Fish and the 175’ class Mako to West Africa. The vessels are scheduled to depart the US GOM in mid-September and arrive early October at a cost of approximately $5 million. The vessels will also undergo various upgrades for approximately $1.5 million and are expected to be available for work between November 2009 and January 2010.

Footnotes:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 130’ class liftboat and two GOM 200’ class liftboats preparing to transfer to international in September

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.